Exhibit 10.22

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, dated January 9, 1991, is made between HILB, ROGAL AND HAMILTON COMPANY, a Virginia corporation ("HRH"), and Timothy J. Korman ("Employee"), a resident of Richmond, Virginia.

                                    RECITALS

         WHEREAS, HRH desires that Employee be employed for the period of time and in a capacity with HRH as specified herein;

         WHEREAS, Employee desires to accept such employment subject to the terms and conditions specified herein; and

         NOW, THEREFORE, in consideration of the premises stated above and the sum of $1.00, receipt of which is acknowledged by Employee, HRH's employment or continued employment of Employee, and the mutual promises contained in this Agreement, the parties agree as follows:

         1. EMPLOYMENT; TERM, RENEWAL, COMPENSATION. HRH agrees to employ Employee for an initial term of three (3) years (the "Initial Term), effective as of January 1, 1991 ("Effective Date), and to compensate Employee as described herein.

         Upon the expiration of the Initial Term, Employee shall continue in the employ of HRH, upon the same terms and conditions as provided herein, until either HRH or Employee gives the other party ninety (90) days advance written notice of its or his intention to discontinue such relationship as of a specific future date.

         Employee's principal areas of responsibility shall be those of Senior Vice President & Treasurer of HRH. HRH agrees that Employee shall have such executive powers and authority as may reasonably be required by him in order to discharge his duties in an efficient and proper manner.

         Employee's base annual salary at the beginning of the Initial Term will be $82,000.00, payable semi-monthly, as earned.

         Employee's compensation shall be reviewed by HRH not less frequently than annually during the term of this Agreement and any extensions or renewals thereof, may be adjusted upward or downward in HRH's sole discretion and shall be full compensation for all services performed by Employee under this Agreement, provided however, notwithstanding anything said to the contrary, Employee shall not be paid a base salary less than $82,000.00 per annum during the Initial Term.

         2. FULL EFFORTS OF EMPLOYEE. Employee agrees (i) to devote his full business time and energies to the business and affairs of HRH, (ii) to use his best efforts, skills and abilities to promote the interests of HRH and its other subsidiaries and (iii) to perform faithfully and to the best of his ability all assignments of work given to him by HRH. During the course of his employment hereunder, Employee shall not, directly or indirectly, enter into or engage in any business which competes with the business of HRH without the written consent of HRH.

         3. CONFIDENTIAL INFORMATION. Employee acknowledges that, in the course of his employment hereunder, he will become acquainted and entrusted with certain confidential information and trade secrets of HRH and the HRH Companies (any company directly owned by or operationally or administratively controlled by HRH, is herein referred to as the "HRH Companies"), concerning acquisitions, prospects for acquisitions and customers and prospects of HRH and the HRH Companies ("HRH Customers"), which confidential information includes, but is not limited to, customer lists, financial data and marketing programs of HRH and the HRH Companies, policy expiration dates, policy terms, conditions and rates, customers' risk characteristics, and information concerning the insurance markets for large or unusual commercial risks ( the "Confidential Information"). Employee agrees that he will safeguard the Confidential Information from exposure to, or appropriation by, unauthorized persons and that he will not, without the prior written consent of HRH during the term of this Agreement or any time thereafter, divulge or make any use of the Confidential Information except as may be required in the course of his employment hereunder. Upon termination of his employment, Employee promises to deliver to HRH all
materials,   including  personal  notes  and  reproductions,   relating  to  the
Confidential Information, to HRH and the HRH Companies, and to the HRH Customers, which are in his possession or control. Employee agrees that compensation and benefits otherwise owing to him may be withheld for failure to comply with the terms of this paragraph.

         4. EMPLOYEE COVENANTS. Employee agrees that during the initial term of his employment under this Agreement and during any extension of such term, and for an additional period of three years after the first to occur of
(i) the expiration of the initial term of his employment under this Agreement or any extension of such term, (ii) his voluntary resignation or departure from the employment of HRH, or (iii) his inability to perform his duties under this Agreement for reason of mental or physical disability for a continuous period in excess of 180 days, Employee will not:

         a) Compete, directly or indirectly, with HRH or the HRH Companies within the City of Richmond, Virginia, and a 100-mile radius of the City of Richmond, Virginia or within the City or County in which any HRH Company is located; or

         b) Disclose to any other person, firm or corporation the names or addresses of any of the customers of HRH or HRH Companies, who were customers at any time during the term of this Agreement or any extension hereof or communicate with or contact in any manner whatsoever such customers of HRH or HRH Companies, regardless of location, for the purpose of: (i) inducing such customers to patronize any business other than that of HRH or HRH Companies,
(ii) canvassing, soliciting or accepting from any such customers any business relating to the insurance agency business; (iii) requesting or advising any customers of HRH or



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

HRH Companies, to withdraw, curtail or cancel such customer's business with HRH or HRH Companies; nor will he induce or attempt to induce any employee of HRH or HRH Companies to leave the employ of his respective employer;

         (c)      (i)      The term "insurance  agency  business" as used herein
                           shall be deemed to include, without limitation, the sale, and servicing of policies of life, health, group, casualty, or other forms of insurance.

                  (ii) The word "compete" as used herein shall be deemed to include, without limitation; (a) permitting use of Employee's name in competition with HRH or HRH Companies; (b) becoming or being an employee (in any capacity in which he performs services comparable to any services performed for HRH hereunder), owner, partner, agent, stockholder (other than a stockholder in a corporation listed on a national securities exchange, or a corporation whose securities are traded in the over-the-counter market), director or officer of any person, firm or corporation that engages, directly or indirectly, in the insurance agency business, or (c) undertaking to perform services comparable to any services performed for HRH pursuant to this Agreement on behalf of any person, firm or corporation.

         5.       EMPLOYEE  BREACH OF AGREEMENT.  If, during the period of three
(3) years following the termination of employment hereunder, any commission or fee becomes payable to Employee or to any person, firm, partnership, corporation or other entity by or with whom Employee is then employed or affiliated, as a result of a violation by Employee of the provisions of paragraph 3 or 4 of this Agreement, Employee agrees to promptly pay to HRH an amount equal to 75% of such commission or fee.

         In addition, the parties agree that, in the event of a breach by Employee of the terms of paragraph 3 or 4, monetary damages alone will not be sufficient to protect the interests of HRH and, as a result, that HRH shall be entitled to injunctive relief against Employee to prevent the breach of any such provisions hereunder. It is further agreed that the foregoing remedies shall be cumulative and not exclusive, and shall be in addition to any other remedies available to HRH at law or in equity.

         6. STANDARDS OF PERFORMANCE; CAUSE. In addition to the full efforts required of Employee in paragraph 2 hereof and notwithstanding anything herein to the contrary, Employee's employment may be terminated or altered, without notice, in the discretion of HRH, prior to the expiration (including renewals) of this Agreement for "Cause." For purposes hereof and without limitation Cause shall include any dishonest, criminal or immoral conduct or any act which will have more than a nominal adverse effect against HRH and shall also include the failure of Employee, whether through incompetence, inefficiency, negligence, inability, incapacity or otherwise, to observe or perform any of his duties or obligations hereunder.

         7. TERMINATION UPON OCCURRENCE OF LONG-TERM DISABILITY. HRH may terminate this Agreement, at its sole option, upon the occurrence of "Long-Term Disability." "Long-Term Disability" means a physical or mental incapacity, or any combinations thereof, which has prevented Employee from performing the duties customarily assigned to him by HRH for one hundred-eighty (180) days, whether or not consecutive, out of any twelve (12) consecutive months, and which thereafter can reasonably be expected by HRH to continue or to recur with similar frequency.

         8. ATTORNEYS' FEES. In any dispute over this Agreement or in pursuit of any remedy permitted under this Agreement, each party shall bear its own costs and fees, including attorneys' fees, irrespective of the laws of that jurisdiction concerning such fees and costs.

         9. SEVERABILITY. If any provision of this Agreement or any part of any provision of this Agreement is determined to be unenforceable for any reason whatsoever, it shall be severable from the rest of this Agreement and shall not invalidate or affect the other portions or parts of the Agreement, which shall remain in full force and effect and be enforceable according to their terms.

         10. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the Commonwealth of Virginia.

         11. CASE AND GENDER. Wherever required by the context of this Agreement, the singular and plural cases and the masculine, feminine and neuter genders shall be interchangeable.

         12. NONWAIVER. The waiver by HRH of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or as a waiver of any other provisions of this Agreement.

         13. CAPTIONS. The captions provided in this Agreement are intended for descriptive and reference purposes only and are not intended to limit the applicability of the terms of any paragraph to that caption.

         14. SUCCESSION. This Agreement shall be binding upon the parties hereto and is not assignable by Employee. This Agreement shall inure, however, to the benefit of HRH's respective successors and assigns, including without limitation, any successor corporation by way of merger and consolidation or any entity which purchases substantially all of the assets of HRH.





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

         WITNESS the following signatures.

                                    HRH:
                                    HILB, ROGAL AND HAMILTON COMPANY

                                    By: /s/ Robert H. Hilb
                                        ----------------------------------------
                                        Its: President
                                             -----------------------------------


                                    EMPLOYEE:

                                    /s/ Timothy J. Korman
                                    --------------------------------------------
                                    Timothy J. Korman
                                    --------------------------------------------

                              AMENDMENT NUMBER ONE


         THIS AMENDMENT NUMBER ONE, dated September 1, 1991, by and between Hilb, Rogal and Hamilton Company, a Virginia corporation (hereinafter called
"HRH"), and Timothy J. Korman of Richmond, Virginia (hereinafter called "Employee"):
                              W I T N E S S E T H :

         WHEREAS, HRH and Employee have heretofore entered into a certain Employment Agreement ("Employment Agreement"; terms defined therein being used herein as therein defined) dated as of January 1, 1991; and

         WHEREAS, HRH and Employee desire to make amendments to the Employment Agreement as set forth below;

         1.       For  all  purposes  therein,   Section  1  of  the  Employment
Agreement is hereby amended by deleting the amount of $82,000 and substituting in lieu thereof the amount of $88,000.

         2. All other provisions or terms of the Employment Agreement are hereby ratified and confirmed, including, but not limited to, the provisions and terms of Section 4 thereof.

         3.       The effective date of this  Amendment  Number One is September
1, 1991.

         IN WITNESS WHEREOF, HRH has caused this Agreement to be executed by its officers thereunto duly authorized and Employee has hereunto set his hand and seal, all as of the day and year first above written.

                                          HILB, ROGAL AND HAMILTON COMPANY

                                          By: /s/ Robert H. Hilb
                                              ----------------------------------
                                              Its: President
                                                   -----------------------------


ATTEST:

/s/ Ann B. Davis
----------------------------------
                                              /s/ Timothy J. Korman
                                              ----------------------------(SEAL)
                                              Timothy J. Korman


WITNESS BY:

/s/ Ann B. Davis
-----------------------------------






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

                              AMENDMENT NUMBER TWO


         THIS AMENDMENT NUMBER TWO, dated September 1, 1993, by and between Hilb, Rogal and Hamilton Company, a Virginia corporation (hereinafter called
"HRH"), and Timothy J. Korman of Richmond, Virginia (hereinafter called "Employee"):
                              W I T N E S S E T H :

         WHEREAS, HRH and Employee have heretofore entered into a certain Employment Agreement ("Employment Agreement"; terms defined therein being used herein as therein defined) dated as of January 1, 1991; and

         WHEREAS, HRH and Employee desire to make amendments to the Employment Agreement as set forth below;

         1.       For  all  purposes  therein,   Section  1  of  the  Employment
Agreement is hereby amended by deleting the amount of $88,000 and substituting in lieu thereof the amount of $102,000.

         2. All other provisions or terms of the Employment Agreement are hereby ratified and confirmed, including, but not limited to, the provisions and terms of Section 4 thereof.

         3.       The effective date of this  Amendment  Number Two is September
1, 1993.

         IN WITNESS WHEREOF, HRH has caused this Agreement to be executed by its officers thereunto duly authorized and Employee has hereunto set his hand and seal, all as of the day and year first above written.

                                          HILB, ROGAL AND HAMILTON COMPANY

                                          By: /s/ Robert H. Hilb
                                              ----------------------------------
                                              Its: President
                                                   -----------------------------


ATTEST:

/s/ Ann B. Davis
----------------------------------
                                              /s/ Timothy J. Korman
                                              ----------------------------(SEAL)
                                              Timothy J. Korman


WITNESS BY:

/s/ Ann B. Davis
-----------------------------------






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


                             AMENDMENT NUMBER THREE


         THIS AMENDMENT NUMBER THREE, dated January 1, 1995, by and between Hilb, Rogal and Hamilton Company, a Virginia corporation (hereinafter called
"HRH"), and Timothy J. Korman of Richmond, Virginia (hereinafter called "Employee"):
                              W I T N E S S E T H :

         WHEREAS, HRH and Employee have heretofore entered into a certain Employment Agreement ("Employment Agreement"; terms defined therein being used herein as therein defined) dated as of January 1, 1991; and

         WHEREAS, HRH and Employee desire to make amendments to the Employment Agreement as set forth below;

         1.       For  all  purposes  therein,   Section  1  of  the  Employment
Agreement is hereby amended by deleting the amount of $102,000 and substituting in lieu thereof the amount of $120,000.

         2. All other provisions or terms of the Employment Agreement are hereby ratified and confirmed, including, but not limited to, the provisions and terms of Section 4 thereof.

         3.       The effective date of this  Amendment  Number Three is January
1, 1995.

         IN WITNESS WHEREOF, HRH has caused this Agreement to be executed by its officers thereunto duly authorized and Employee has hereunto set his hand and seal, all as of the day and year first above written.

                                          HILB, ROGAL AND HAMILTON COMPANY

                                          By: /s/ Robert H. Hilb
                                              ----------------------------------
                                              Its: President
                                                   -----------------------------


ATTEST:

/s/ Ann B. Davis
----------------------------------
                                              /s/ Timothy J. Korman
                                              ----------------------------(SEAL)
                                              Timothy J. Korman


WITNESS BY:

/s/ Ann B. Davis
-----------------------------------






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